General information	12 Months Ended
Jun. 30, 2023
General information [Abstract]
General information
Note 1.  General information

The consolidated financial statements cover Iris Energy Limited as a Group consisting of Iris Energy Limited (Company or Parent Entity) and the entities it controlled at the end of, or during, the year (collectively the Group).

Iris Energy Limited was previously known as Iris Energy Pty Ltd until 7 October 2021, when it converted to an Australian public unlisted company limited by shares. Iris Energy Limited is incorporated and domiciled in Australia. Its registered office and principal place of business are:

Registered office	Principal place of business

c/o Pitcher Partners	Level 12, 44 Market Street
Level 13, 664 Collins Street	Sydney NSW 2000
Docklands VIC 3008	Australia
Australia

The Group completed an initial public offering (IPO) on 17 November 2021. The IPO was led by lead book-runners J.P. Morgan, Canaccord Genuity and Citigroup and raised total gross proceeds of $231,538,468. Following this issuance, the Company’s shares trade on the NASDAQ under the ticker symbol “IREN”.
The Group is an owner and operator of institutional-grade, highly efficient proprietary Bitcoin mining data centers powered by renewable energy.

The consolidated financial statements were authorized and approved for issue, in accordance with a resolution of Directors, on 13 September 2023. The Directors have the power to amend and reissue the consolidated financial statements.

Reverse share split
On 4 November 2021, the Company effected a 1-for-5 reverse share split of its ordinary shares. Unless otherwise indicated, the per ordinary share information has been retroactively adjusted to reflect the 1-for-5 reverse share split.